UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21584

Victory Institutional Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		866-689-6999

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

Item 1. Reports to Stockholders.

October 31, 2016

Annual Report

Institutional Diversified Stock Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Institutional
Funds

Table of Contents

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	5
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Supplemental Information
Trustee and Officer Information	20
Proxy Voting and Form N-Q Information	23
Expense Examples	23
Additional Federal Income Tax Information	24

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 866-689-6999. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

866-689-6999

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Letter to Our Shareholders (Unaudited)

Dear Victory Funds Shareholder,

Never a dull moment. Perhaps that's the one certainty that investors can take away in a world of uncertainty, where political and economic risks appear to be in a constant state of elevation. We perpetually seem to be waiting for the next big shock.

Maybe that's a reflection of an aging bull market seven years after the Global Financial Crisis, a truly seminal event for investors that's still fresh for many of us. Or maybe it's persistent worries of growth rates in emerging markets, or the specter of higher U.S. interest rates that investors seemingly have been anticipating forever.

And there are plenty of other issues to ponder as well. Investors have had to grapple with a surprise political outcome in Britain, which voted to leave the European Union, not to mention a U.S. Presidential election that virtually no pollster handicapped accurately. Plus, let's not forget the negative bond yields in several major global developed markets, which create yet another set of variables that obfuscates the future.

What remains clear, however, is that investing today is no easy task, and there are many cross-currents that need deciphering. During the third quarter of 2016, a mixed bag of economic data continues to suggest that growth will plod along in a back-and-forth fashion. Domestically, we are benefitting from relatively strong personal consumption, but that's being offset by more tepid business investment and government spending. The more recent ISM manufacturing surveys show that the factory sector is still challenged, but, on the flip side, the ISM non-manufacturing survey posted its strongest reading in almost a year. Solid employment and healthier finances are underpinning household spending, but income gains and a bigger paycheck could provide a significant boost to consumer confidence and likely drive a meaningful pickup in spending to push growth above trend in 2017.

Yet despite all the question marks regarding global trade and post-Brexit uneasiness, equity markets in the U.S., key global developed markets, and emerging markets all moved higher during the course of 2016. Nevertheless, more volatility should be expected, and the catalysts could come domestically or from any corner of the globe. But the equity markets' resiliency has been impressive.

While markets will continue to provide tactical challenges for investors, we also believe that maintaining a long-term view and building a portfolio that is diversified across asset classes is appropriate for investors seeking to weather possible market turbulence. Of this, we have no doubt.

To help investors maintain their longer-term conviction, we are committed to offering an eclectic mix of investment products. In conjunction with our efforts, Victory Capital completed the acquisition of RS Investments (including the recently renamed Sophus Capital) from The Guardian Life Insurance Company of America. The acquisition expands Victory Capital's multi-boutique model to include 11 distinct investment franchises with $51.4 billion in assets under management and advisement as of September 30, 2016.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (866) 689-6999, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

Victory Institutional Funds (Unaudited)

Institutional Diversified Stock Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

Equity markets appreciated for the eighth consecutive year in the fiscal year ended October 31, 2016. A vote by Great Britain to leave the European Union (Brexit), and an unconventional election season in the United States did little to sway investors' mindset. Although there was some reluctance on the part of institutional investors to embrace the appreciation due to earnings stagnation and sluggish economic growth, markets climbed nearly 5% in the fiscal year ended October 31. This economic expansion, while more tepid than historical, has lasted 85 months, or 38 months longer than the average expansion since 1932.

The Fund returned –3.89%, underperforming its S&P 500 benchmark return of 4.51% in Fiscal 2016. Within the portfolio, Microsoft, Time Warner, and Baxter were the largest contributors to the Fund's performance. Microsoft's core enterprise software business has performed well, but the market is finally giving the company credit for the growth in its Cloud offering. Time Warner agreed to be acquired by AT&T late in the fiscal year. Baxter appreciated under new management, as they have outperformed original profitability targets. The largest detractors to performance were H&R Block, Bank of America, and Citigroup. H&R Block declined as the company lost share in its important tax preparation business, while Bank of America and Citigroup declined early in the year when recession fears were growing and interest rates declined.

High dividend yielding sectors were rewarded with higher valuations earlier in the fiscal year given low interest rates, but cyclical securities rallied beginning in the summer months as the ten-year treasury rose approximately 40 bps to nearly 1.8% ending the fiscal year. The best performing sectors in the fiscal year were Technology and Telecommunications with double-digit returns, followed closely by the Consumer Staples sector. Health Care and Consumer Discretionary were the worst and only negative performing sectors for the year.

Victory Institutional Funds (Unaudited)

Institutional Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended October 31, 2016

	Class A
INCEPTION DATE	6/24/05
	Net Asset Value	S&P 500 Index[1]
One Year	–3.89%	4.51%
Three Year	4.32%	8.84%
Five Year	11.32%	13.57%
Ten Year	5.21%	6.70%
Since Inception	6.20%	N/A
Expense Ratios
Gross	0.60%
With Applicable Waivers	0.60%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated February 29, 2016. Additional information pertaining to the Fund's expense ratio as of October 31, 2016 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Institutional Diversified Stock Fund – Growth of $10,000,000

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Institutional Funds Institutional Diversified Stock Fund	Schedule of Portfolio Investments October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (95.4%)
Consumer Discretionary (10.2%):
Adient PLC (a)	2,939	$134
Advance Auto Parts, Inc.	12,400	1,737
Amazon.com, Inc. (a)	1,600	1,264
DISH Network Corp. (a)	15,000	878
Dollar Tree, Inc. (a)	22,500	1,700
Target Corp.	13,200	907
Time Warner, Inc.	28,100	2,501
		9,121
Consumer Staples (11.4%):
CVS Health Corp.	24,500	2,060
Diageo PLC, ADR (b)	10,470	1,126
Mead Johnson Nutrition Co.	8,860	662
Mondelez International, Inc., Class A	20,300	912
Philip Morris International, Inc.	27,400	2,642
Pinnacle Foods, Inc.	15,300	787
The Coca-Cola Co.	46,220	1,961
		10,150
Energy (4.1%):
Hess Corp.	8,400	403
Occidental Petroleum Corp.	26,480	1,930
Schlumberger Ltd.	16,370	1,281
		3,614
Financials (12.5%):
Chubb Ltd.	15,300	1,943
Morgan Stanley	41,400	1,390
The Bank of New York Mellon Corp.	51,120	2,212
The Progressive Corp.	67,880	2,139
U.S. Bancorp	56,400	2,525
Wells Fargo & Co.	21,200	975
		11,184
Health Care (16.4%):
Baxter International, Inc.	33,280	1,584
Bristol-Myers Squibb Co.	9,600	489
Celgene Corp. (a)	14,490	1,481
Danaher Corp.	17,820	1,400
Dentsply Sirona, Inc.	7,600	438
Eli Lilly & Co.	11,000	812
McKesson Corp.	10,800	1,373
Medtronic PLC	34,830	2,856
Merck & Co., Inc.	27,265	1,601
Pfizer, Inc.	80,910	2,566
		14,600

See notes to financial statements.

Victory Institutional Funds Institutional Diversified Stock Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (10.2%):
Deere & Co.	11,600	$1,024
Fortive Corp.	10,910	557
General Dynamics Corp.	14,600	2,201
General Electric Co.	111,090	3,233
Johnson Controls International PLC (a)	29,388	1,185
United Parcel Service, Inc., Class B	8,566	923
		9,123
Information Technology (20.5%):
Alphabet, Inc., Class C (a)	4,258	3,341
Apple, Inc.	28,050	3,185
Cisco Systems, Inc.	66,820	2,050
Cognizant Technology Solutions Corp., Class A (a)	29,800	1,530
Harris Corp.	10,900	972
Microsoft Corp.	62,300	3,732
PayPal Holdings, Inc. (a)	22,400	933
Visa, Inc., Class A	24,460	2,018
Xilinx, Inc.	10,400	529
		18,290
Materials (4.5%):
Potash Corp. of Saskatchewan, Inc.	112,670	1,834
Praxair, Inc.	18,600	2,178
		4,012
Real Estate (3.4%):
American Tower Corp.	10,800	1,266
Simon Property Group, Inc.	9,500	1,766
		3,032
Telecommunication Services (2.2%):
Verizon Communications, Inc.	41,300	1,987
Total Common Stocks (Cost $73,199)		85,113
Collateral for Securities Loaned (1.3%)
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.29% (c)	750,844	751
Fidelity Institutional Government Portfolio, 0.27% (c)	381,167	381
Total Collateral for Securities Loaned (Cost $1,132)		1,132
Total Investments (Cost $74,331) — 96.7%		86,245
Other assets in excess of liabilities — 3.3%		2,967
NET ASSETS — 100.00%		$89,212

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on October 31, 2016.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

Victory Institutional Funds	Statement of Assets and Liabilities October 31, 2016

(Amounts in Thousands, Except Per Share Amounts)

	Institutional Diversified Stock Fund
ASSETS:
Investments, at value (Cost $74,331)	$86,245	(a)
Cash and cash equivalents	3,738
Interest and dividends receivable	108
Receivable for capital shares issued	10
Receivable for investments sold	1,187
Prepaid expenses	23
Total Assets	91,311
LIABILITIES:
Securities lending collateral	1,132
Payable for investments purchased	818
Payable for capital shares redeemed	49
Accrued expenses and other payables:
Investment advisory fees	42
Administration fees	2
Custodian fees	8
Transfer agent fees	12
Trustees' fees	1
Other accrued expenses	35
Total Liabilities	2,099
NET ASSETS:
Capital	73,604
Distributions in excess of net investment income	(24)
Accumulated net realized gains from investments	3,718
Net unrealized appreciation on investments	11,914
Net Assets	$89,212
Shares (unlimited number of shares authorized with a par value of $0.001 per share):	8,779
Net Asset Value, offering price & redemption price per share: (b)	$10.16

(a)  Includes $1,112 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

Victory Institutional Funds	Statement of Operations For the Year Ended October 31, 2016

(Amounts in Thousands)

Institutional Diversified Stock Fund
Investment Income:
Dividend income	$3,683
Securities lending income	1
Total Income	3,684
Expenses:
Investment advisory fees	878
Administration fees	45
Custodian fees	15
Transfer agent fees	19
Trustees' fees	19
Chief Compliance Officer fees	3
Legal and audit fees	47
State registration and filing fees	41
Other expenses	123
Total Expenses	1,190
Net Investment Income	2,494
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from securities transactions	25,370
Net change in unrealized appreciation/depreciation on investments	(41,604)
Net realized/unrealized losses on investments	(16,234)
Change in net assets resulting from operations	$(13,740)

See notes to financial statements.

Victory Institutional Funds	Statements of Changes in Net Assets

(Amounts in Thousands)

	Institutional Diversified Stock Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
From Investment Activities:
Operations:
Net investment income	$2,494	$5,486
Net realized gains from investment transactions	25,370	33,118
Net change in unrealized appreciation/depreciation on investments	(41,604)	(15,308)
Change in net assets resulting from operations	(13,740)	23,296
Distributions to Shareholders:
From net investment income:	(1,953)	(5,755)
From net realized gains:	(53,417)	(54,124)
Change in net assets resulting from distributions to shareholders	(55,370)	(59,879)
Change in net assets resulting from capital transactions	(264,421)	(63,399)
Change in net assets	(333,531)	(99,982)
Net Assets:
Beginning of period	422,743	522,725
End of period	$89,212	$422,743
Accumulated undistributed (distributions in excess of) net investment income	$(24)	$226
Capital Transactions:
Proceeds from shares issued	$40,427	$32,208
Distributions reinvested	55,325	59,832
Cost of shares redeemed	(360,173)	(155,439)
Change in net assets resulting from capital transactions	$(264,421)	$(63,399)
Share Transactions:
Issued	3,916	2,573
Reinvested	5,294	4,820
Redeemed	(34,706)	(12,311)
Change in Shares	(25,496)	(4,918)

See notes to financial statements.

Victory Institutional Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Institutional Diversified Stock Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$12.33	$13.34	$14.74	$11.37	$10.08
Investment Activities:
Net investment income	0.15 (a)	0.15	0.18	0.21	0.15
Net realized and unrealized gains (losses) on investments	(0.60)	0.50	1.47	3.36	1.29
Total from Investment Activities	(0.45)	0.65	1.65	3.57	1.44
Distributions:
Net investment income	(0.13)	(0.16)	(0.19)	(0.20)	(0.15)
Net realized gains from investments	(1.59)	(1.50)	(2.86)	—	—
Total Distributions	(1.72)	(1.66)	(3.05)	(0.20)	(0.15)
Net Asset Value, End of Period	$10.16	$12.33	$13.34	$14.74	$11.37
Total Return	(3.89)%	4.87%	12.62%	31.68%	14.35%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$89,212	$422,743	$522,725	$469,104	$612,338
Ratio of net expenses to average net assets	0.68%	0.60%	0.61%	0.59%	0.61%
Ratio of net investment income to average net assets	1.42%	1.16%	1.40%	1.56%	1.34%
Portfolio turnover	68%	73%	79%	91%	94%

(a)  Per share net investment income has been calculated using the average daily shares method.

See notes to financial statements.

Victory Institutional Funds	Notes to Financial Statements October 31, 2016

1.  Organization:

Victory Institutional Funds (the "Trust") was organized on August 1, 2003 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of one fund and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The accompanying financial statements are those of the Institutional Diversified Stock Fund (the "Fund"), which seeks to provide long-term growth of capital. The Fund is authorized to issue one class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board").

Victory Institutional Funds	Notes to Financial Statements — continued October 31, 2016

Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended October 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of October 31, 2016, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (in thousands):

Investment	LEVEL 1 — Quoted Prices	Total
Common Stocks	$85,113	$85,113
Collateral for Securities Loaned	1,132	1,132
Total	$86,245	$86,245

There were no transfers between Level 1 and Level 2 as of October 31, 2016.

Exchange-Traded Funds:

The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Investment Companies:

The Fund may invest in portfolios of open-end or closed-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for

Victory Institutional Funds	Notes to Financial Statements — continued October 31, 2016

on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank (the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of October 31, 2016:

Gross Amount of Recognized Assets (Value of Securities on Loan) (000)	Value of Cash Collateral Received (000)	Value of Non-cash Collateral Received (000)	Net Amount Due to Counterparty (000)	Net Amount (000)
$1,112	$1,112	$—	$20	$—

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Victory Institutional Funds	Notes to Financial Statements — continued October 31, 2016

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of October 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund jointly with an affiliated trust, are allocated among the Fund and respective funds in the affiliated trust based upon net assets or another appropriate basis.

In-Kind Subscriptions:

During the year, the Fund received securities in exchange for subscriptions of shares (in-kind subscriptions). For the fiscal year ended October 31, 2016, the fair value of the securities received for subscriptions were $18,035 thousand.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended October 31, 2016 were as follows for the Fund (in thousands):

Purchases	Sales
$118,833	$452,240

There were no purchases or sales of U.S. Government Securities during the period.

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

Effective July 18, 2016, Citibank, N.A. ("Citibank") serves as custodian of all of the Fund's assets. Prior to July 18, 2016, KeyBank National Association ("KeyBank") served as custodian of all of the Fund's assets. KeyBank received custodian fees at an annualized rate of 0.005% of the aggregate average daily net assets of the Fund, plus applicable transaction fees. The Fund reimbursed KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.03% of the first $100 million in average daily net assets of the Trust and 0.02% of the average daily net assets over $100 million of the Trust, subject to an annual minimum fee of $25 thousand per year for providing administration services. VCM also receives $25 thousand per year for providing fund accounting services.

Victory Institutional Funds	Notes to Financial Statements — continued October 31, 2016

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services LLC ("FIS") (formerly SunGard Investor Services LLC) serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

EJV Financial Services LLC serves as the Trust's Chief Compliance Officer ("CCO"). Under the terms of the agreement, the Funds within the Trust, Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds (collectively, the "Victory Trusts") pay EJV Financial Services LLC $220 thousand annually for CCO consulting services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

5.  Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's Shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's Shares. An investment in the Fund's Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 29, 2016, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.10% on $100 million for providing the Line of Credit. For the fiscal year ended October 31, 2016, Citibank earned approximately $55 thousand for Line of Credit fees. Each fund in the Victory Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

There were no loans for the Fund during the year ended October 31, 2016.

Victory Institutional Funds	Notes to Financial Statements — continued October 31, 2016

7.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Year Ended October 31, 2016
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$6,899	$48,471	$55,370
Year Ended October 31, 2015
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$24,780	$35,099	$59,879

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/ (Deficit)
$—	$4,449	$4,449	$—	$—	$11,180	$15,629

*Qualified late-year losses are comprised of post-October capital losses incurred after October 31, 2016, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2016 and specified losses incurred after October 31, 2016. These losses are deemed to arise on the first day of the Funds' next taxable year.

**The difference between the book-basis and tax-basis of unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

During the tax year ended October 31, 2016, the Fund did not utilize capital loss carryforwards.

At October 31, 2016, the cost basis for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$75,065	$13,537	$(2,357)	$11,180

8.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory Institutional Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Victory Institutional Funds (comprised of the Victory Institutional Diversified Stock Fund (the "Fund")), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Institutional Diversified Stock Fund at October 31, 2016, the results of its operations for the year then ended, the change in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 22, 2016

Victory Institutional Funds	Supplemental Information October 31, 2016

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees one portfolio in the Trust, nine portfolios in Victory Variable Insurance Funds, 47 portfolios in Victory Portfolios and 23 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Institutional Funds, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 65	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D. T. Andrews, 69	Vice Chair and Trustee	August 2003	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 65	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	Penn Millers Holding Corporation (January 2011 to November 2011).
Dennis M. Bushe, 72	Trustee	July 2016	Retired since May 2010; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011 to July 2016).	None.
Sally M. Dungan, 62	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	ProCredit Holding Supervisory Board (2006-2011).

Victory Institutional Funds	Supplemental Information — continued October 31, 2016

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 63	Trustee	February 2015

Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014); Managing Director, Crossroad LLC (Consultants) (April 2009 to December 2011).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 59	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 55	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007 to July 2016).	TriLinc Global Impact Fund, LLC (2012-Present).
Leigh A. Wilson, 72	Chair and Trustee	August 2003	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 44	Trustee	July 2008

Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 866-689-6999.

Victory Institutional Funds	Supplemental Information — continued October 31, 2016

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 54	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 47	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 42	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 47	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 73	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 56	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 62	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Victory Institutional Funds	Supplemental Information — continued October 31, 2016

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-689-6999. The information is also included in the Fund's Statement of Additional Information, which is available on the Security and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period 5/1/16-10/31/16*	Annualized Net Expense Ratio During Period 5/1/16-10/31/16
Institutional Diversified Stock Fund	$1,000.00	$1,009.70	$3.69	0.73%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Institutional Funds	Supplemental Information — continued October 31, 2016

  (Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period 5/1/16-10/31/16*	Annualized Expense Ratio During Period 5/1/16-10/31/16
Institutional Diversified Stock Fund	$1,000.00	$1,021.47	$3.71	0.73%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Additional Federal Income Tax Information:

For the year ended October 31, 2016, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 92%.

Dividends qualifying for corporate dividends received a deduction of 82%.

For the year ended October 31, 2016, the Fund designated short-term capital gain distributions in the amount of $4,194 thousand and long-term capital gain distributions in the amount of $48,514 thousand.

Victory Institutional Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	866-689-6999

VF-IDS-ANN (10/16)

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has been determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are David Meyer and Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2016	2015
(a) Audit Fees (1)	$15,000	$17,300
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	4,540	5,047
(d) All Other Fees (4)	0	0

(1)         Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)         Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)         Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4)         For fiscal years ended October 31, 2016 and October 31, 2015, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2016 and 2015 are for recurring tax fees for the preparation of the federal and state tax returns.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) Not applicable.

(g)

2016	$367,890
2015	$268,855

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Institutional Funds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Principal Financial Officer

Date	December 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	December 23, 2016

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Principal Financial Officer

Date	December 23, 2016